UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15 (d) of The Securities Exchange Act of 1934
Date of Report: October 29, 2007
(Date of earliest event reported)
KB HOME
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	1-9195 (Commission File Number)	95-3666267 (IRS Employer Identification No.)
10990 Wilshire Boulevard, Los Angeles, California 90024
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (310) 231-4000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Exhibit 99.1

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers
(b)	On October 29, 2007, KB Home received notice from Dr. Ray Irani that he would resign from the Board of Directors, effective November 1, 2007. A copy of a press release KB Home issued regarding Dr. Irani’s resignation from the KB Home Board of Directors is attached as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
     The following Exhibit is furnished as part of this Current Report on Form 8-K.

99.1	Press release issued by KB Home on November 2, 2007

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Date: November 2, 2007

KB Home
By:	/s/ Wendy C. Shiba
Wendy C. Shiba
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by KB Home on November 2, 2007.